                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
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                      (Issue with respect to Certificates)


      United States                  333-7575               22-2382028
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(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                 File Number)        Identification No.)

               802 Delaware Avenue, Wilmington, Delaware    19801
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               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5. Other Events:

      Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

      On January 18, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibit

            Exhibits          Description
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            20.1 Monthly Certificateholder's statements with respect to the January 18, 2000 distribution.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 28, 2000


                                    By: THE CHASE MANHATTAN BANK,
                                    USA, NATIONAL ASSOCIATION
                                    as Servicer


                                    By: /s/ Patricia Garvey
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                                    Name:  Patricia Garvey
                                    Title: Vice President

                        INDEX TO EXHIBITS

Exhibit No.             Description
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20.1                    Certificateholder Report dated 1/18/2000 delivered
                        pursuant to Section 5.7 of the Pooling and Servicing
                        Agreement dated as of September 1, 1996.